                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                              January 26, 1998
              ------------------------------------------------
              Date of Report (Date of earliest event reported)

                   First Merchants Acceptance Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

    Delaware                           0-24686                     36-3759045
----------------------------          ------------          --------------------
(State or other jurisdiction          (Commission                (IRS Employer
of incorporation)                     File Number)          Identification No.)



          570 Lake Cook Road, Suite 126, Deerfield, Illinois 60015
          ---------------------------------------------------------
             (Address of principal executive offices) (Zip Code)

                               (847) 948-9300
                       -------------------------------
                       (Registrant's telephone number)

ITEM 5. OTHER EVENTS.

     On January 26, 1998, First Merchants Acceptance Corporation (the "Registrant") issued a press release, a copy of which is attached as Exhibit
99.1 to this Form 8-K and incorporated herein by reference.

ITEM 7. EXHIBITS.

      Exhibit 99.1   Press release of the Registrant, dated January 26, 1998.

      Exhibit 99.2 Debtors' Joint Disclosure Statement dated January 21, 1998 and exhibits thereto. (1)

      Exhibit 99.3 Debtors' First Amended Joint Plan under Chapter 11 dated January 21, 1998 and exhibits thereto.(2)

------------------------
     (1) Incorporated by reference from Exhibit 99.1 to the Registrant's Application for Qualification of Indenture under the Trust Indenture Act of 1939 on Form T-3, filed with the Securities and Exchange Commission on January 28, 1998.

     (2) Incorporated by reference from Exhibit 99.2 to the Registrant's Application for Qualification of Indenture under the Trust Indenture Act of 1939 on Form T-3, filed with the Securities and Exchange Commission on January 28, 1998.

                                  SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRST MERCHANTS ACCEPTANCE CORPORATION


                                   /s/ Richard P. Vogelman
                                   ------------------------------------
                                   Richard P. Vogelman
Dated: January 28, 1998            Vice President, General Counsel and Secretary

                                EXHIBIT INDEX


       EXHIBIT
         No.                   Description
       -------                 -----------
      99.1        Press release of the Registrant, dated January 22, 1998

      99.2 Debtors' Joint Disclosure Statement dated January 21, 1998 and exhibits thereto.(1)

      99.3 Debtors' First Amended Joint Plan under Chapter 11 dated January 21, 1998 and exhibits thereto.(2)

------------------------
     (1) Incorporated by reference from Exhibit 99.1 to the Registrant's Application for Qualification of Indenture under the Trust Indenture Act of 1939 on Form T-3, filed with the Securities and Exchange Commission on January 28, 1998.

     (2) Incorporated by reference from Exhibit 99.2 to the Registrant's Application for Qualification of Indenture under the Trust Indenture Act of 1939 on Form T-3, filed with the Securities and Exchange Commission on January 28, 1998.